SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A
                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):
                                 April 1, 1998


                       Gables Realty Limited Partnership
             (Exact name of Registrant as specified in its charter)




        Delaware                  000-22683              58-2077966
(State or other jurisdiction   (Commission File       (I.R.S. Employer
    of incorporation)               Number)           Identification No.)



                       2859 Paces Ferry Road, Suite 1450
                             Atlanta, Georgia 30339
             (Address of principal executive offices and zip code)


              Registrant's telephone number, including area code:
                                  770-436-4600

                                     Page-2


The undersigned Registrant hereby amends Item 7 of its Current Report on Form 8-K dated April 1, 1998 to read in its entirety as follows:

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements of Business Acquired:

     Financial statements for the Trammell Crow Residential South Florida Group are filed with this report as Attachment A.

(b)  Pro Forma Financial Information:

     Pro forma financial information for the Registrant is filed with this report as Attachment B.

(c)  Exhibits:

Exhibit No.
-----------

10.1 Contribution Agreement dated March 16, 1998 (incorporated herein by reference to the Registrant's Current Report on Form 8-K dated March 16,
     1998).

10.2 Amendment No. 1 to Contribution Agreement dated April 1, 1998.

23.1 Consent of Independent Public Accountants.

                                     Page-3


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   June 15, 1998           GABLES REALTY LIMITED PARTNERSHIP

                                       By:  Gables GP, Inc., its general partner

                                            /s/  Marvin R. Banks, Jr.
                                           -------------------------------
                                         By:     Marvin R. Banks, Jr.
                                                 Chief Financial Officer

                                     Page-4
                                                                    Attachment A

                TRAMMELL CROW RESIDENTIAL SOUTH FLORIDA GROUP
                          COMBINED FINANCIAL STATEMENTS
                            AS OF DECEMBER 31, 1997
                                 TOGETHER WITH
                                AUDITORS' REPORT

                                     Page-5


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


TO TRAMMELL CROW RESIDENTIAL SOUTH FLORIDA GROUP:

We have audited the accompanying combined balance sheet of TRAMMELL CROW RESIDENTIAL SOUTH FLORIDA GROUP as of December 31, 1997 and the related combined statements of operations, partners' and owners' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Group's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Trammell Crow Residential South Florida Group as of December 31, 1997 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ Arthur Andersen LLP

Atlanta, Georgia
May 15, 1998

                                     Page-6


                 TRAMMELL CROW RESIDENTIAL SOUTH FLORIDA GROUP

                             COMBINED BALANCE SHEET

                               DECEMBER 31, 1997

                             (Dollars in Thousands)


REAL ESTATE ASSETS:
    Land                                                              $  34,909
    Buildings and land improvements                                     156,547
    Furniture, fixtures, and equipment                                   12,125
    Construction in progress                                             50,088
                                                                      ---------
    Real estate assets before accumulated depreciation                  253,669
    Less accumulated depreciation                                       (40,569)
                                                                      ---------
              Net real estate assets                                    213,100

CASH AND CASH EQUIVALENTS                                                 7,700

RESTRICTED CASH                                                           2,544

DEFERRED CHARGES, net of accumulated amortization of $158                 1,507

OTHER ASSETS, net of accumulated depreciation of fixed assets of $979     3,844
                                                                      ---------
              Total assets                                             $228,695
                                                                      =========

                  LIABILITIES AND PARTNERS' AND OWNERS' EQUITY



LIABILITIES:
    Notes payable                                                      $211,826
    Accrued interest payable                                              1,026
    Real estate taxes payable                                               198
    Accounts payable and accrued expenses-construction                    3,759
    Accounts payable and accrued expenses-operating                       2,839
    Security deposits                                                     1,789
                                                                      ---------
              Total liabilities                                         221,437

COMMITMENTS AND CONTINGENCIES

PARTNERS' AND OWNERS' EQUITY                                              7,258
                                                                      ---------
              Total liabilities and partners' and owners' equity       $228,695
                                                                      =========

The accompanying notes are an integral part of this combined balance sheet.

                                     Page-7

                  TRAMMELL CROW RESIDENTIAL SOUTH FLORIDA GROUP

                        COMBINED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                             (Dollars in Thousands)



Rental revenues                                                         $31,320
Other property revenues                                                   1,598
                                                                      ---------
              Total property revenues                                    32,918
                                                                      ---------
Property management--third party                                          2,346
Property management--related party                                          479
                                                                      ---------
              Total property management revenues                          2,825
                                                                      ---------
Construction revenues, net                                                  548
Brokerage revenues, net                                                     942
                                                                      ---------
              Total revenues                                             37,233
                                                                      ---------

Property operating and maintenance
     (exclusive of items shown separately below)                         12,830
Depreciation                                                              6,597
Amortization of deferred financing costs                                    671
Property management-owned                                                   824
Property management-third/related party                                   2,056
Interest                                                                 10,091
Credit enhancement fees                                                   1,045
                                                                      ---------
              Total expenses                                             34,114
                                                                      ---------
Income before interest income                                             3,119
Interest income                                                             346
                                                                      ---------
Net income                                                             $  3,465
                                                                      =========

The accompanying notes are an integral part of this combined statement.

                                     Page-8

                 TRAMMELL CROW RESIDENTIAL SOUTH FLORIDA GROUP

               COMBINED STATEMENT OF PARTNERS' AND OWNERS' EQUITY

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                             (Dollars in Thousands)


PARTNERS' AND OWNERS' EQUITY, December 31, 1996                        $  8,554

    Capital contributions                                                 5,896
    Capital distributions                                               (10,657)
    Net income                                                            3,465
                                                                       --------
PARTNERS' AND OWNERS' EQUITY, December 31, 1997                        $  7,258
                                                                       ========
The accompanying notes are an integral part of this combined statement.

                                     Page-9

                  TRAMMELL CROW RESIDENTIAL SOUTH FLORIDA GROUP

                        COMBINED STATEMENT OF CASH FLOWS

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                             (Dollars in Thousands)

CASH FLOWS FROM OPERATING ACTIVITIES:
    Net income                                                         $  3,465
    Adjustments to reconcile net income to net cash provided by operating activities:
       Depreciation and amortization                                      7,268
       Change in operating assets and liabilities:
           Restricted cash                                                3,038
           Other assets                                                      42
           Other liabilities                                              2,315
                                                                      ---------
              Total adjustments                                          12,663
                                                                      ---------
              Net cash provided by operating activities                  16,128
                                                                      ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
    Purchase and construction of real estate assets,
          net of related payables                                       (39,410)
                                                                      ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Capital contributions                                                 5,896
    Capital distributions                                               (10,657)
    Notes payable proceeds                                               34,861
    Notes payable repayments                                             (1,141)
    Payments of deferred financing costs                                 (1,586)
                                                                      ---------
              Net cash provided by financing activities                  27,373
                                                                      ---------

INCREASE IN CASH AND CASH EQUIVALENTS                                     4,091
Cash and cash equivalents, beginning of period                            3,609
                                                                      ---------
Cash and cash equivalents, end of period                               $  7,700
                                                                      =========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
    Cash paid for interest                                            $  11,160
    Interest capitalized                                                    680
                                                                      ---------
    Cash paid for interest, net of capitalized amounts                $  10,480
                                                                      =========

The accompanying notes are an integral part of this combined statement.

                                    Page-10


                 TRAMMELL CROW RESIDENTIAL SOUTH FLORIDA GROUP

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                               DECEMBER 31, 1997

                             (Dollars in Thousands)

1.    ORGANIZATION AND NATURE OF OPERATIONS

Trammell Crow Residential South Florida Group ("TCR/SF" or the "Group") engages in the development, construction, and management of multifamily apartment communities in the South Florida region. On April 1, 1998, Gables Residential Trust ("Gables") acquired the properties and operations of the Group, consisting of 15 multifamily apartment communities (the "South Florida Communities") and all of TCR/SF's residential construction and development and third-party management activities. Such acquisition was made pursuant to a Contribution Agreement dated March 16, 1998 (the "Contribution Agreement") between Gables and certain entities affiliated with the Group.

As of December 31, 1997, the 15 South Florida Communities consisted of a total of 4,197 apartment homes, assuming the completion of three communities under construction at December 31, 1997 expected to comprise 767 apartment homes. Two of the communities under construction at December 31, 1997 were in the lease-up stage at December 31, 1997. The South Florida Communities are located in the metropolitan areas of Palm Beach, Fort Lauderdale, and Miami. In addition, as of December 31, 1997, TCR/SF has contracts or options to acquire parcels of land for future development.

2.   SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

Principles of Combination
-------------------------

The accompanying combined financial statements of TCR/SF have been presented on a combined basis because of common ownership, control, and management and because the assets of the Group are the subject of an acquisition by Gables which was consummated on April 1, 1998.

All significant accounts and transactions between entities included in the Group as of December 31, 1997 and for the year then ended have been eliminated in combination.

Use of Estimates
----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                    Page-11

Real  Estate  Assets and Depreciation
-------------------------------------

Real estate assets are stated at historical cost. The cost of buildings and improvements includes interest, property taxes, insurance, and allocated development overhead incurred during the construction period. Ordinary repairs and maintenance are expensed as incurred. Major replacements and betterments are capitalized and depreciated over their useful lives. Depreciation is computed on a straight-line basis over the useful lives of the real estate assets (buildings and improvements--40 years; furniture, fixtures, and equipment--5-10 years; land improvements--20 years).

Statement of Financial Accounting Standards ("SFAS") No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," requires that long-lived assets to be held and used by an entity be reviewed for impairment whenever the carrying amount of an asset may not be recoverable. SFAS No. 121 also requires that certain long-lived assets to be disposed of be reported at the lower of carrying value or fair value less cost to sell. Pursuant to the acquisition by Gables executed April 1, 1998, the Group realized an amount in excess of the carrying value of its assets at December 31, 1997. Accordingly, management has determined that no impairment provision of the carrying cost of TCR/SF's real estate assets is necessary at December 31, 1997.

Revenue Recognition
-------------------

RENTAL  REVENUES
----------------

TCR/SF leases its residential properties under operating leases with terms generally equal to one year or less. The related rental income is recognized when earned which materially approximates revenue recognition on a straight-line basis.

BROKERAGE
---------

TCR/SF provides brokerage services for properties which it does not own. Income is recognized when earned.

PROPERTY  MANAGEMENT
--------------------

TCR/SF provides property management services for properties which it does not own. Income is recognized when earned.

DEVELOPMENT AND  CONSTRUCTION  SERVICES
---------------------------------------

TCR/SF provides development and construction services for properties which it does not own. Income is recognized when earned on a percentage-of-completion basis.

                                    Page-12

Cash and Cash Equivalents
-------------------------

Cash  and  cash   equivalents   represent   amounts   deposited  with  financial
institutions and investments  with original  maturities of three months or less.


Restricted Cash
---------------

Restricted cash includes capital improvement and mortgage interest payment escrow balances required by certain lenders. It also includes cash restricted to pay letter of credit fees and to refund tenant security deposits.

Deferred Charges
----------------

Deferred  charges  represent the costs incurred to obtain  long-term  financing.
These costs are capitalized and amortized over the term of the related indebtedness and are written off upon repayment or expiration.

Income Taxes
------------

TCR/SF is not a legal entity subject to federal or state income taxes, and therefore, none have been provided for in the accompanying financial statements. The legal entities comprising the Group are primarily partnerships and S corporations whose partners and owners are required to include their respective share of Group profits and losses in their individual tax returns. One legal entity comprising the Group is a C corporation whose net profits are subject to federal and state income taxes; however, no income tax provision has been provided in the accompanying financial statements since this entity had no tax liability for the year ended December 31, 1997.

Property Management Expenses
----------------------------

TCR/SF manages its owned properties, as well as properties owned by third- and related-parties for which TCR/SF provides services for a fee. Property management expenses are reported net of $609 of cost reimbursements received from related Trammell Crow Residential entities. Such expenses have been allocated between owned and third/related-party properties in the accompanying combined statement of operations based on the proportional number of owned and third/related party apartment homes managed by TCR/SF during the year.

                                    Page-13


3.    NOTES PAYABLE

TCR/SF has the following notes payable, secured by the real estate assets of the Group as of December 31, 1997:


Conventional fixed-rate                                              $    9,792
Tax exempt fixed-rate                                                    46,986
                                                                      ---------
          Total fixed-rate                                               56,778
                                                                      ---------
Conventional variable-rate                                               49,908
Tax exempt variable-rate                                                105,140
                                                                      ---------
          Total variable-rate                                           155,048
                                                                      ---------
          Total notes payable                                          $211,826
                                                                      =========

Conventional Fixed-Rate Notes Payable
-------------------------------------

At December 31, 1997, the conventional fixed-rate mortgage indebtedness was comprised of one loan collateralized by one apartment community included in real estate assets in the accompanying combined balance sheet. This mortgage indebtedness bears interest at a rate of 8% and has a maturity of 2003.

Tax Exempt Fixed-Rate Notes Payable
-----------------------------------

At December 31, 1997, the tax-exempt fixed-rate indebtedness was comprised of four loans collateralized by four apartment communities included in real estate assets in the accompanying combined balance sheet. These bonds bear interest at a fixed rate as determined by the individual loan agreements. The interest rates on these notes payable in effect at December 31, 1997 ranged from 5.35% to 8.81% (weighted average 6.49%) and the maturity dates ranged from 2000 through 2008. Each of these bonds is secured by a guarantor. The tax-exempt bonds contain certain covenants which require minimum rentals to individuals based upon income levels specified by U.S. government programs, as defined.

Conventional  Variable-Rate Notes Payable
-----------------------------------------

At December 31, 1997, the conventional variable-rate mortgage indebtedness was comprised of five loans collateralized by five apartment communities included in real estate assets in the accompanying combined balance sheet. At December 31, 1997, the interest rates on these notes payable ranged from 7.13% to 7.86% (weighted average 7.20%) and the maturity dates ranged from 1998 through 2000. Certain of these notes payable require monthly principal amortization payments.

Tax Exempt Variable-Rate Notes Payable
--------------------------------------

At December 31, 1997, the variable-rate mortgage notes payable securing tax-exempt bonds were comprised of five loans collateralized by five apartment communities included in real estate assets in the accompanying combined balance sheet. These bonds bear interest at a variable rate of interest, adjusted weekly based upon a negotiated remarketing rate. The interest rates on these notes payable in effect at December 31, 1997 ranged from 3.85% to 4.30% (weighted average 3.96%) and the maturity dates ranged from 1998 through 2007. Each of

                                    Page-14


these bonds is backed by either a letter of credit or guarantor. The fees for the letters of credit were $1,045 for the year ended December 31, 1997. The tax-exempt bonds contain certain covenants which require minimum rentals to individuals based upon income levels specified by U.S. government programs, as defined.

As of December 31, 1997, the aggregate stated maturities of notes payable are as follows:

       1998                            $  57,272
       1999                               25,220
       2000                               15,401
       2001                               10,800
       2002                               25,740
       2003 and thereafter                77,393
                                        --------
                                        $211,826
                                        ========

4.    RELATED-PARTY TRANSACTIONS

TCR/SF provides development, construction, management, and other services to related Trammell Crow Residential entities. The related-party fees and expenses for such services reflected in the accompanying combined financial statements are as follows for the year ended December 31, 1997:


          Development fees              $365
          Brokerage revenue              493
          Management fees                479

In addition, as of December 31, 1997, the Group had accounts receivable and accounts payable to related parties of $777 and $162, respectively.

5.    PROFIT-SHARING PLAN

Eligible employees of TCR/SF may participate in a profit-sharing plan pursuant to Section 401(k) of the Internal Revenue Code. Under the plan, employees may defer portions of their salaries on a pretax basis. TCR/SF also has the discretion to make matching contributions within Internal Revenue Code guidelines, as defined. Employer contributions under this plan for the year ended December 31, 1997 were $152.


6.    COMMITMENTS AND CONTINGENCIES

Office Leases
-------------

TCR/SF is party to office space leases with various terms. The Group recognizes rental expense as incurred, which materially approximates recognition on a straight-line basis. Rental expense of $123 was recognized under these leases during the year ended December 31, 1997 and is included in property management expenses in the accompanying combined statement of operations.

                                    Page-15

The Group is subject to future rental expenses due under noncancelable operating leases at December 31, 1997 as follows:

         Years ended December 31:
            1998                   $   490
            1999                       288
            2000                       288
            2001                       296
            2002                       305
            2003 and thereafter         79
                                   -------
                                    $1,746
                                   =======

Contingencies
-------------

The entities comprising TCR/SF are subject to various legal proceedings and claims that arise in the ordinary course of business. These matters are generally covered by insurance. While the resolution of these matters cannot be predicted with certainty, management believes that the final outcome of such matters will not have a material adverse effect on the financial position or results of operations of TCR/SF.

7.  DISCLOSURE  ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

Cash and Cash Equivalents
-------------------------

TCR/SF estimates that the fair value of cash equivalents approximates carrying value due to the relatively short maturities of these instruments.

Notes Payable
-------------

TCR/SF estimates that the aggregate fair value of notes payable, including accrued interest payable, approximates the aggregate carrying value of these instruments based on the Group's effective current borrowing rate for issuance of debt with similar terms and remaining maturities.

Disclosure about the fair value of financial instruments is based on pertinent information available to management and conditions specific to the Group as of December 31, 1997 and may not be indicative of valuations based on factors and conditions surrounding entities external to the Group. Although management is not aware of any factors that would significantly affect the fair value amounts, such amounts have not been comprehensively revalued for purposes of these financial statements since that date.

                                    Page-16

                                                                    ATTACHMENT B

                       GABLES REALTY LIMITED PARTNERSHIP
                  PREFACE TO UNAUDITED PRO FORMA CONSOLIDATED
                             FINANCIAL INFORMATION


BASIS OF PRESENTATION
---------------------

The following unaudited pro forma consolidated financial statements are presented as if the Operating Partnership acquired the properties and operations of Trammell Crow Residential South Florida Group (TCR/SF) as of the beginning of the period presented and include the historical operating results of the properties and residential construction and development and third-party management activities acquired. The acquisition will be accounted for under the purchase method of accounting in accordance with Accounting Principles Board Opinion No. 16. Accordingly, assets acquired and liabilities assumed have been reflected herein at their estimated fair values which may be subject to further modification based upon the final determination of the acquired properties' fair values and the final determination of actual closing costs associated with the transaction. Management believes that its final allocation of the purchase price will not differ materially from the purchase price allocation included herein. In management's opinion, all material adjustments necessary to present fairly the effects of the acquisition have been made.

The unaudited pro forma consolidated financial statements should be read in conjunction with the consolidated financial statements and accompanying notes thereto of the Operating Partnership included in its Annual Report on Form 10-K for the year ended December 31, 1997.

The unaudited pro forma consolidated statement of operations is not necessarily indicative of what the actual results of operations of the Operating Partnership would have been assuming the Operating Partnership had consummated the acquisition as of the beginning of the period presented, nor does it purport to represent the results of operations for future periods. The unaudited pro forma consolidated balance sheet is not necessarily indicative of what the actual financial position would have been at December 31, 1997 nor does it purport to represent the future financial position of the Operating Partnership.

                                    Page-17


                        GABLES REALTY LIMITED PARTNERSHIP
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                 (Amounts in Thousands, Except Per Unit Amounts)

                                                                         Operating                   Pro Forma     Operating
                                                                        Partnership     TCR/SF      Acquisition   Partnership
                                                                        Historical(A) Historical(B) Adjustments    Pro Forma
                                                                        ----------    ----------    -----------    ----------
Rental revenues ....................................................   $ 132,371    $  31,320    $      --       $ 163,691
Other property revenues ............................................       6,322        1,598           --           7,920
                                                                       ---------     --------    ---------       ---------
     Total property revenues .......................................     138,693       32,918           --         171,611
                                                                       ---------     --------    ---------       ---------
Property management revenues .......................................       3,032        2,825           --           5,857
Other ..............................................................       1,713        1,490           --           3,203
                                                                       ---------     --------    ---------       ---------
     Total other revenues ..........................................       4,745        4,315           --           9,060
                                                                       ---------     --------    ---------       ---------
     Total revenues ................................................     143,438       37,233           --         180,671
                                                                       ---------     --------    ---------       ---------

Property operating and maintenance (exclusive of items shown
     separately below) .............................................      47,592       12,830           --          60,422
Depreciation and amortization ......................................      25,194        6,597          888 (C)      32,679
Amortization of deferred financing costs ...........................         992          671         (541)(D)       1,122
Property management - owned ........................................       3,364          824           --           4,188
Property management - third party ..................................       2,332        2,056           --           4,388
General and administrative .........................................       3,248         --             --           3,248
Interest ...........................................................      24,804       10,091        1,140 (E)      36,035
Credit enhancement fees ............................................         509        1,045          316 (F)       1,870
Loss on treasury lock extension ....................................       1,178         --             --           1,178
                                                                       ---------     --------    ---------       ---------
     Total expenses ................................................     109,213       34,114        1,803         145,130
                                                                       ---------     --------    ---------       ---------

Income before equity in income of joint ventures and interest income      34,225        3,119       (1,803)         35,541
Equity in income of joint ventures .................................         320         --             --             320
Interest income ....................................................         371          346         (346)(G)         371
                                                                       ---------     --------    ---------       ---------
Income before gain on sale of real estate assets ...................      34,916        3,465       (2,149)         36,232

Gain on sale of real estate assets .................................       5,349         --             --           5,349
                                                                       ---------     --------    ---------       ---------
Income before extraordinary loss ...................................      40,265        3,465       (2,149)         41,581

Extraordinary loss .................................................        (712)        --             --            (712)
                                                                       ---------     --------    ---------       ---------
Net income .........................................................      39,553        3,465       (2,149)         40,869

Dividends to preferred unitholders .................................      (4,163)        --             --          (4,163)
                                                                       ---------     --------    ---------       ---------
Net income available to common unitholders .........................   $  35,390    $   3,465    ($  2,149)      $  36,706
                                                                       =========     ========    =========       =========

Weighted average number of common Units outstanding - basic ........      23,441           --        2,348 (H)      25,789
Weighted average number of common Units outstanding - diluted ......      23,591           --        2,348 (I)      25,939

Per Common Unit Information:
Income before extraordinary loss - basic ...........................   $    1.54                                 $    1.45
Extraordinary loss - basic .........................................  ($    0.03)                               ($    0.03)
Net income - basic .................................................   $    1.51                                 $    1.42

Income before extraordinary loss - diluted .........................   $    1.53                                 $    1.44
Extraordinary loss - diluted .......................................  ($    0.03)                               ($    0.03)
Net income - diluted ...............................................   $    1.50                                 $    1.41

The accompanying notes are an integral part of this statement.

                                    Page-18

                       GABLES REALTY LIMITED PARTNERSHIP
                  NOTES AND ASSUMPTIONS TO UNAUDITED PRO FORMA
                      CONSOLIDATED STATEMENT OF OPERATIONS
                      (Unaudited and Amounts in Thousands)

(A) Represents the historical audited consolidated statement of operations of the Operating Partnership contained in its Annual Report on Form 10-K for the year ended December 31, 1997.

(B) Represents the historical audited combined statement of operations of TCR/SF for the year ended December 31, 1997, included herein in Attachment A.

(C) Represents the net increase in depreciation of real estate owned as a result of recording the TCR/SF real estate assets at fair value versus historical cost. The acquisition price of the real estate assets was allocated to land, buildings, furniture, fixtures and equipment, and construction in progress and the related depreciation is calculated utilizing an estimated useful life of 40 years for the buildings and 5 years for furniture, fixtures and equipment. Depreciation expense is provided to the extent the real estate was operational during the year ended December 31, 1997.

(D) Represents the net adjustment to amortization of deferred financing costs to (i) record the amortization of deferred financing costs related to the credit enhancement facility put into effect on April 1, 1998 to enhance the bond indebtedness assumed by the Operating Partnership (the "Bond Enhancement Facility") and (ii) eliminate the amortization of TCR/SF's deferred financing costs which have a zero fair value at April 1, 1998.

(E) Represents the net adjustment to interest expense to (i) record interest expense on the cash portion of the purchase price financed with borrowings under the Operating Partnership's unsecured credit facilities, (ii) eliminate the interest expense recorded on bond indebtedness that was not assumed by the Operating Partnership, (iii) record the amortization of the discount required to record the $12,500 portion of the purchase price that was deferred until January 1, 2000 at fair value and (iv) record the net increase in capitalization of interest for qualifying construction expenditures at fair value versus historical cost.

     The Operating Partnership's borrowings under its current unsecured credit facilities currently bear interest at LIBOR plus 0.80%. If interest rates under the credit facilities fluctuated 0.125%, interest costs on the pro forma credit facility indebtedness would increase or decrease by approximately $194 on an annualized basis.

(F) Represents the net adjustment to credit enhancement fees to (i) record the credit enhancement fees under the Bond Enhancement Facility and (ii) eliminate the credit enhancement fees incurred by TCR/SF related to enhancements that do not remain in place at April 1, 1998.

(G) Represents the adjustment to eliminate interest income included in the TCR/SF historical amounts as the cash balances were not acquired by the Operating Partnership.

(H) Represents the issuance of 2,348 minority units of limited partnership interest in the Operating Partnership ("Units") in connection with the acquisition.

(I) Represents the issuance of Units in connection with the acquisition that are not antidilutive.

                                    Page-19


                        GABLES REALTY LIMITED PARTNERSHIP
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1997
                 (Amounts in Thousands, Except Per Unit Amounts)

                                                                                 Operating                    Pro Forma   Operating
                                                                                Partnership      TCR/SF      Acquisition Partnership
                                                                                Historical(A)  Historical(B) Adjustments  Pro Forma
                                                                                ----------     ----------    -----------  ---------
ASSETS:
Real estate assets:
   Land ........................................................................$   150,894    $ 34,909    $  9,543 (C)   $ 195,346
   Buildings ...................................................................    770,305     156,547      61,432 (C)     988,284
   Furniture, fixtures and equipment ...........................................     60,015      12,125      (3,754)(C)      68,386
   Construction in progress ....................................................     53,240      50,088      48,532 (C)     151,860
   Land held for future development ............................................     21,774          --          --          21,774
                                                                                  ---------    --------    --------       ---------
      Real estate assets before accumulated depreciation .......................  1,056,228     253,669     115,753       1,425,650
   Less:  accumulated depreciation .............................................    (98,236)    (40,569)     40,569 (D)     (98,236)
                                                                                  ---------    --------    --------       ---------
     Net real estate assets ....................................................    957,992     213,100     156,322       1,327,414

Cash and cash equivalents ......................................................      3,179       7,700      (7,700)(E)       3,179
Restricted cash ................................................................      4,498       2,544        (755)(F)       6,287
Deferred charges, net ..........................................................      4,194       1,507        (207)(G)       5,494
Other assets, net ..............................................................     11,304       3,844      (2,737)(H)      12,411
                                                                                  ---------    --------    --------       ---------
     Total assets ..............................................................$   981,167   $ 228,695   $ 144,923     $ 1,354,785
                                                                                  =========    ========    ========       =========

LIABILITIES AND PARTNERS' CAPITAL:
Notes payable ..................................................................$   435,362   $ 211,826     $79,159 (I) $   726,347
Accrued interest payable .......................................................      1,999       1,026        (164)(J)       2,861
Preferred dividend payable .....................................................        424          --          --             424
Real estate taxes payable ......................................................     13,568         198          --          13,766
Accounts payable and accrued expenses - construction ...........................      8,505       3,759          --          12,264
Accounts payable and accrued expenses - operating ..............................      5,552       2,839      (2,839)(E)       5,552
Security deposits ..............................................................      2,260       1,789          --           4,049
Other long-term liability ......................................................         --          --      11,150 (K)      11,150
                                                                                  ---------    --------    --------       ---------
     Total liabilities .........................................................    467,670     221,437      87,306         776,413
                                                                                  ---------    --------    --------       ---------
Limited partners' capital interest (4,056 and 6,404 Units, respectively,
  at redemption value) .........................................................    110,866          --      64,185 (L)     175,051
                                                                                  ---------    --------    --------       ---------
Partners' capital:
  Preferred partners (4,600 Units at $25.00 liquidiation preference) ...........    115,000          --          --         115,000
  General partner (260 and 283 Units, respectively) ............................      3,907          --         656 (M)       4,563
  Limited partner (21,730 and 21,707 Units, respectively) ......................    283,724          --          34 (M)     283,758
  Partners' and owners' equity .................................................         --       7,258      (7,258)(E)          --
                                                                                  ---------    --------    --------       ---------
    Total partners' capital ....................................................    402,631       7,258      (6,568)        403,321
                                                                                  ---------    --------    --------       ---------
     Total liabilities and partners' capital                                    $   981,167   $ 228,695   $ 144,923     $ 1,354,785
                                                                                  =========    ========    ========       =========

The accompanying notes are an integral part of this balance sheet.

                                    Page-20

                       GABLES REALTY LIMITED PARTNERSHIP
                  NOTES AND ASSUMPTIONS TO UNAUDITED PRO FORMA
                           CONSOLIDATED BALANCE SHEET
                      (Unaudited and Amounts in Thousands)

(A) Represents the historical audited consolidated balance sheet of the Operating Partnership as of December 31, 1997 contained in its Annual Report on Form 10-K for the year ended December 31, 1997.

(B) Represents the historical audited combined balance sheet of TCR/SF as of December 31, 1997, included herein in Attachment A.

(C) Represents (i) the fair value adjustment to TCR/SF's real estate assets based upon the Operating Partnership's purchase price, including estimated closing costs and acquisition expenses and (ii) the elimination of fully depreciated real estate assets.

(D) Represents an adjustment to eliminate TCR/SF's historical accumulated depreciation.

(E) Represents adjustments to eliminate certain asset, liability and equity amounts that were not acquired or assumed by the Operating Partnership as part of the transaction.

(F) Represents the net adjustment to restricted cash to (i) record the restricted cash related to the security deposit liability assumed by the Operating Partnership and (ii) eliminate the remaining restricted cash that was not acquired by the Operating Partnership.

(G) Represents the net adjustment to deferred charges, net to (i) record the deferred financing costs incurred associated with the Bond Enhancement Facility and (ii) eliminate TCR/SF's deferred financing costs which have a zero fair value at April 1, 1998.

(H) Represents the net adjustment to other assets, net to (i) record the fixed assets acquired by the Operating Partnership and (ii) eliminate the remaining other assets that were not acquired by the Operating Partnership.

(I) Represents the net adjustment to notes payable to (i) record the borrowings under the Operating Partnership's unsecured revolving credit facilities to fund the cash component of the acquisition price and (ii) eliminate the bond indebtedness that was not assumed by the Operating Partnership as part of the transaction.

(J) Represents the adjustment to accrued interest payable to eliminate the interest payable related to the bond indebtedness that was not assumed by the Operating Partnership.

(K) Represents the adjustment to record the fair value of the $12,500 portion of the purchase price that was deferred until January 1, 2000.

(L) Represents the issuance of 2,348 Units valued at $64,875. The resulting consolidated pro forma limited partners' capital interest balance was adjusted to reflect the pro forma limited partners' capital interest at redemption value at December 31, 1997.

(M) Represents (i) the adjustment within partners' capital to reflect the general partner's interest of 1% of the value of the 2,348 Units issuance and (ii) the excess of the value of the 2,348 Units issuance over the amount allocated to limited partners' capital interest.